UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: December 14, 2004
(Date of earliest event reported)

LAIDLAW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Shuman Boulevard, Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)

(630) 848-3000
(Registrant’s telephone number, including area code)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 14 and 15, 2004, Doug Carty, Senior Vice President and Chief Financial Officer of Laidlaw International, Inc. and other members of management will present a review of the Company’s financial condition to certain investors. The visual presentation is attached as an exhibit to this Form 8-K and is also available on the Company’s website at http://www.laidlaw.com.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

     99.1 Investor Presentation – December 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2004

LAIDLAW INTERNATIONAL, INC.
By:	/s/ Jeffrey W. Sanders
	Name:	Jeffrey W. Sanders
	Title:	Vice President, Corporate Development and Controller

Exhibit Index

Exhibit No.	Description
99.1	Investor Presentation – December 2004.